UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 3, 2015

GREEN SUPPLEMENTS ONLINE INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55262	33-1227348
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

112 N. Curry Street Carson City, NV 89703
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (702) 605-4287

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01	Changes in Control of Registrant.

Pursuant to that certain Stock Purchase Agreement (the “Agreement”), dated as of July 16, 2015, by and among Vyacheslav Semenets (“VS”), the controlling shareholder of Green Supplements Online Inc. (the “Company”), the other shareholders of the Company as set forth therein (collectively with VS, the “Sellers”) and the persons listed as purchasers therein (collectively, the “Purchasers”), on August 3, 2015, the Sellers sold 97.5% of the issued and outstanding shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”) to the Purchasers in consideration for $225,000 in cash from the personal funds of the Purchasers. Following consummation of the transactions contemplated by the Agreement, the Purchasers collectively hold 97.5% of the voting securities of the Company. The transaction has resulted in a change in control of the company from the Sellers to the Purchasers. As of the date hereof, the ownership of the Company is as follows:

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)

Wenbo Yu	1,934,800	28.0%
Carmen XiaoYan Yu	1,382,000	20.0%
Xiaoying Yu	1,382,000	20.0%
Jian Fei Sun	552,800	8.0%
Yong Xie	414,600	6.0%
Peter Tong	328,225	4.8%
Enlong Pan	328,225	4.8%
Yingxin Wang	276,400	4.0%
Long Pan	138,200	2.0%
TOTAL	6,737,250	97.5%

(1)	Applicable percentages are based on 6,910,000 shares of Common Stock issued and outstanding as of the date hereof. Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities.

In connection with the change in control, VS, the Company’s sole officer and director, resigned from his position as officer and director of the Company, effective immediately upon the consummation of the transactions contemplated by the Agreement. In addition, Peter H. Tong, Wenbo Yu, Carmen XiaoYan Yu, Jian Fei Sun, Enlong Pan, Long Pan and Xiaoying Yu were elected as directors of the Company effective immediately upon the consummation of the transactions contemplated by the Agreement. Mr. Wenbo Yu was elected to serve as Chairman of the Board of Directors.

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Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the terms of the Agreement, VS, the Company’s sole officer and director, resigned from his position as officer and director of the Company effective immediately upon consummation of the transactions contemplated by the Agreement.

Effective August 3, 2015, in accordance with the terms of the Agreement, the following individuals were appointed to the positions indicated opposite their names, each appointment effective immediately upon consummation of the transactions contemplated by the Agreement.

Name	Age	Position
Peter H. Tong	61	Interim Chief Executive Officer and Chief Financial Officer and Director
Wenbo Yu	59	Chairman of the Board
Carmen XiaoYan Yu	24	Chief Operating Officer and Director
Jian Fei Sun	51	Managing Director
Enlong Pan	57	Director
Long Pan	27	Director
Xiaoying Yu	31	Director

Peter H. Tong has served as the Chief Executive Officer, Chief Financial Officer and a director of LVFAR Green Technology Corp., or LVFAR, a shell company seeking an acquisition target, since March 1, 2013. Since May 2012, Mr. Tong has served as chief executive officer of Timberwood Acquisition Corp., a blank check company seeking an acquisition target. Since 2006, Mr. Tong has served as an economic consultant for the Industrial Commercial Union for Sichuan Province, China, a corporate finance and management company. From 2001 to 2005, Mr. Tong served as a financial consultant to Schmidt Financial Concept, an international financial management company, in China. From 1998 to 2001, Mr. Tong served as chief operating officer of Union Charter Bancorp, a full-service mortgage bank. From 1996 to 1998, Mr. Tong served as executive vice president of Founders Bancorp, a full-service mortgage bank. From 1992 to 1996, Mr. Tong served as senior vice president of Union Charter Bancorp. Mr. Tong received a B.S. in Finance from Chengchi University, Taipei, Taiwan.

Wenbo Yu has served as the Chairman of Daqing Huaxia Lvyuan Building Material Technology Development Co., Ltd., a manufacturer of materials in Daqing, China, a company he founded in 2004. From 1993 to 2004, Mr. Yu was the General Manager of Jinsanyuan Trading Co., Ltd., a trading company in Daqing, China. From 1987 to 1993, Mr. Yu was the Department Chief of the Labor Bureau of Tieli, China. Mr. Yu received a degree from the Suihua College of Education in 1975.

Carmen XiaoYan Yu has served as the General Manager of Daqing Huaxia Lvyuan Building Material Technology Development Co., Ltd. since September 2010. Carmen XiaoYan Yu received a Bachelor of Business Administration and a Master of Business Administration from the University of Toronto.

Jian Fei Sun has served as Chairman of Shenzhen Qianhai Zhongjintou Capital Resource Co., Ltd., a financial services company in Shenzhen, Guangdong, China, since September 2014. From May 2010 to August 2014, Mr. Sun served as a Vice President of Dalian Zhongzheng Financing and Guarantee Corporation, a financial credit guaranty company in Dalian City, Liaoning, China.

Enlong Pan has served as the Senior Vice President of LVFAR since March 1, 2013. Since 2005, Mr. Pan has served as the chief executive officer of International Financial Union Holdings Group Co., Ltd., a financial guarantee company in Shenzhen, China. Mr. Pan received a B.S. in Financial Management from Jinan University, Guangzhou, China, in 1978.

Long Pan has served as the Venture Capital Investment Manager of Shenzhen Qianhai Zhongjintou Capital Resource Co., Ltd., a private equity and natural resources trading firm in Shenzhen, China, since September 2014. Mr. Pan received a Bachelor Degree from Dongbei University of Finance and Economics and a Master Degree in Finance from Adelphi University.

Xiaoying Yu has served as Project Manager of Dalian Guotou Investment Guarantee Corporation, a company that provides loan guarantees, in Dalian, China, since July 2012. Mr. Yu worked in the business department at Dalian Topbrains Development Corporation, a trading company, in Dalian, China, from April 2011 to May 2012. Mr. Yu received a Bachelor of Economics and a Bachelor of Commerce from the University of Toronto.

Wenbo Yu is the father of Carmen XiaoYan Yu and Xiaoying Yu, each a director of the Company. There are no other family relationships between or among the directors or executive officers of the Company. None of the officers and directors of the Company is currently compensated for serving in any such position.

Reference is made to Item 5.01 for a description of the Agreement and the related transactions.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 6, 2015

Green Supplements Online Inc.

By:	/s/ Peter H. Tong
Name: Peter H. Tong Title: Interim Chief Executive Officer and Chief Financial Officer

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